AMENDED AND RESTATED SUPPLEMENT TO
                       ----------------------------------
                                 TRUST AGREEMENT
                                 ---------------
                                       FOR
                                       ---
                               TERM SERIES 1999-1
                               ------------------

         This Amended and Restated Supplement to Trust Agreement for Term Series 1999-1 (as amended or modified from time to time, this "Supplement"), dated as of April 14, 2000, is entered into among Allegiance Funding I, LLC, a Delaware limited liability company (successor to Allegiance Funding Corp. I) (the "Depositor"), Manufacturers and Traders Trust Company, a New York banking corporation (the "Trustee"), and Point West Capital Corporation, a Delaware corporation (the "Servicer").

         This Supplement incorporates by reference all of the provisions of the Trust Agreement (the "Trust Agreement"), dated as of August 1, 1998, among the Depositor, the Servicer and the Trustee entered into in connection with the transactions described below. This Supplement amends and restates in its entirety the Supplement to Trust Agreement for Term Series 1999-1, dated as of September 15, 1999 (the "Prior Supplement"), among such parties.

         The Depositor duly authorized the execution and delivery of the Prior Supplement to provide for the issuance of the Allegiance Capital Trust I Term Certificates, Series 1999-1 (the "99-1 Term Certificates"), which consists of the Class A Certificates, Series 1999-1(the "Class A Certificates"), Class B Certificates, Series 1999-1 (the "Class B Certificates"), Class C Certificates, Series 1999-1 (the "Class C Certificates"), Class D Certificates, Series 1999-1 (the "Class D Certificates"), Class E Certificates, Series 1999-1 (the "Class E Certificates"), Class F Certificates, Series 1999-1 (the "Class F
Certificates"), and Class R Certificates, Series 1999-1 (the "Class R Certificates") with no aggregate principal amount, each issuable as provided in the Trust Agreement. This Series of Certificates has been designated as a "Term Series" under the Trust Agreement. The Class A Certificates, Class B
Certificates, Class C Certificates, Class D Certificates and Class E Certificates have initial credit ratings from the Rating Agency of AA, A, BBB, BB and B, respectively, and the Class F and Class R Certificates are not rated. Pursuant to Section 2.02 of the Trust Agreement, this Supplement sets forth the following additional terms applicable to this Series of Certificates.

Section 1.        Definitions.
----------        ------------

         "Applicable Rate Spread": For each of the Class A, Class B, Class C, Class D, Class E, Class F and Class R Certificates within this Series, the amount specified below:

                  Class A = 2.00%   per  annum  for  Funding  Amounts
                                    funded  by this  Class  prior to  April  14,
                                    2000;   and  2.05%  per  annum  for  Funding
                                    Amounts funded by this Class thereafter;
                  Class B = 2.35%   per  annum  for  Funding  Amounts
                                    funded  by this  Class  prior to  April  14,
                                    2000;   and  2.40%  per  annum  for  Funding
                                    Amounts funded by this Class thereafter;
                  Class C =         3.50% per annum
                  Class D =         7.50% per annum
                  Class E =         8.50% per annum
                  Class F =         0.0% per annum
                  Class R =         0.0% per annum

         "Blended Interest Rate": means for each Class of Certificates other than the Class F and the Class R Certificates, a per annum interest rate determined as of each Term Reset Date equal to the weighted average of (i) the Certificate Interest Rate as in effect on the day prior to such Term Reset Date and (ii) the Treasury Rate determined as of such Term Reset Date plus the Applicable Rate Spread, if any, for such Class. Such weighted average shall be weighted by reference to the Outstanding Principal Amount of such Class as of such Term Reset Date as compared to the increase in the Outstanding Principal Amount of such Class taking effect on the related Term Funding Date.

         "Certificate Interest Rate": With respect to (i) the Class A, Class B, Class C, Class D and Class E Certificates (other than a Sub-Class), (A) for Accrual Periods commencing prior to the first Term Funding Date after the Delivery Date, a per annum rate equal to the Initial Certificate Interest Rate for such Class and (B) for Accrual Periods commencing on or after such Term Funding Date, a per annum rate equal to the Blended Interest Rate for such Class; (ii) with respect to any Sub-Class of Certificates, the applicable Sub-Class Interest Rate and (iii) with respect to the Class F Certificates, the Class F Interest Rate.

         "Class A Certificate": Any Certificate of this Series designated as a Class A Certificate or Class A-FL Certificate, substantially in the form attached hereto as Exhibit A, and which is Outstanding as of any date.

         "Class B Certificate": Any Certificate of this Series designated as a Class B Certificate or Class B-FL Certificate, substantially in the form attached hereto as Exhibit B, and which is Outstanding as of any date.

         "Class C Certificate": Any Certificate of this Series designated as a Class C Certificate, substantially in the form attached hereto as Exhibit C, and which is Outstanding as of any date.

         "Class D Certificate": Any Certificate of this Series designated as a Class D Certificate, substantially in the form attached hereto as Exhibit D, and which is Outstanding as of any date.

         "Class E Certificate": Any Certificate of this Series designated as a Class E Certificate, substantially in the form attached hereto as Exhibit E, and which is Outstanding as of any date.

         "Class F Certificate": Any Certificate of this Series designated as a Class F Certificate, substantially in the form attached hereto as Exhibit F, and which is Outstanding as of any date.

         "Class F Interest Rate": means a per annum rate equal to 17.5%.

         "Class R Certificate": Any Certificate of this Series designated as a Class R Certificate, substantially in the form attached hereto as Exhibit G, and which is Outstanding as of any date.

         "Class Commitment Percentage:" With respect to each Class, the meaning set forth in the Purchase Agreement applicable to this Series.

         "Delivery Date":  September 21, 1999.

         "Funding Termination Event": The cumulative Funding of Series 99-1 Term Certificates having an aggregate original principal amount of $60,000,045.

         "Initial Certificate Interest Rate": The amount specified below for each Class of Certificates in this Series:

                  Class A =    7.250%

                  Class B =  7.490%
                  Class C =  8.510%
                  Class D = 13.050%
                  Class E = 13.290%
                  Class F = 17.500%

         "Initial Funding Amount": The amount specified below for each Class of Certificates in this Series:

                  Class A = $17,750,000.00
                  Class B = $ 1,775,000.00
                  Class C = $ 2,045,000.00
                  Class D = $ 1,775,000.00
                  Class E = $ 1,290,000.00
                  Class F = $ 2,673,529.24
                  Class R = $ 0.00

         "Initial Payment Date": October 15, 1999.

         "LIBOR Rate": With respect to each Accrual Period, a per annum interest rate equal to the rate for London interbank offered quotations for one-month Eurodollar deposits determined by the Servicer for such Accrual Period as follows:

         (a) On each Term Reset Date, the Servicer will determine the LIBOR Rate on the basis of the rate for deposits in U.S. Dollars for a period of one month that appears on Bloomberg MMR2 or, if unavailable, Telerate Page 3750, as of 11:00 a.m. (London time) on such Term Reset Date.

         (b) If such rate does not appear on Telerate Page 3750 or Bloomberg MMR2, the rate for such Term Reset Date will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the Reference Banks at approximately 11:00 a.m. (London time) on such date to prime banks in the London interbank market for a period of one month commencing on that Term Reset Date. The Servicer will request the principal London office of each of the Reference Banks to provide such a quotation. If, on any Term Reset Date: (i) at least two Reference Banks provide quotations when requested, the LIBOR Rate for such Term Reset Date will be the arithmetic mean of the quotations so received; or (ii) only one or none of the Reference Banks provides such a quotation, the LIBOR Rate will be the arithmetic mean of the offered rates quoted by major banks in New York City selected by the Servicer at approximately 11:00 a.m. (New York City time) on such Term Reset Date for loans to leading European banks in U.S. Dollars for a period of one month commencing on that Term Reset Date.

         (c) If, on any Term Reset Date, the LIBOR Rate cannot be calculated pursuant to one of the above methods, the LIBOR Rate for such Term Reset Date shall be the rate as most recently determinable under such methods.

         "Maximum Series Amount": $60,000,045, allocated to each Class (or Sub-Class) of Certificates in this Series as provided on the Term Funding Schedule.

         "Minimum Funding Amount": Fifteen million dollars ($15,000,000), to be funded among the various Classes Outstanding in accordance with their relative Maximum Series Amounts; or, with respect to the final issuance of Term Certificates hereunder, such smaller amount necessary to reach the Maximum Series Amount.

         "Pro Rata Share": With respect to (i) a Class of Certificates in this Series, a fraction, expressed as a percentage, the numerator of which is the aggregate Outstanding Principal Amount of such Class, and the denominator of which is the Series Principal Amount; and (ii) a Certificate or Certificateholder within a Class, a fraction, expressed as a percentage, the numerator of which is the Outstanding Principal Amount of such Certificate, and the denominator of which is the Outstanding Principal Amount of all Certificates in the Class.

         "Scheduled Funding Termination Date": December 15, 2000.

         "Series Distributable Amount": As defined in Section 8 hereof.

         "Series Termination Date": For each of the Class A, Class B, Class C, Class D, Class E, Class F and Class R Certificates in this Series, the date specified below:

                  Class A =   July 15, 2019
                  Class B =   July 15, 2019
                  Class C =   July 15, 2019
                  Class D =   July 15, 2019
                  Class E =   July 15, 2019
                  Class F =   July 15, 2019
                  Class R =   July 15, 2019

         "Sub-Class": A Class A or Class B Certificate designated to accrue interest at a floating rate in accordance with Section 4 hereof.

         "Sub-Class Interest Rate": For each Sub-Class, a per annum rate equal to the LIBOR Rate as of the Term Reset Date plus the Applicable Rate Spread less 0.25%, or as otherwise set forth on the Term Funding Schedule delivered to the Trustee in connection with the designation and Funding of such Sub-Class pursuant to Section 4 hereof.

         "Term Funding Date": Any Funding Date on which the Depositor obtains a Funding under the 99-1 Term Certificates.

         "Term Funding Schedule": The schedule attached hereto as Schedule A, as supplemented from time to time pursuant to Section 6 hereof and delivered with a Funding Report related to a Term Funding Date. Such Term Funding Schedule, as amended from time to time, is incorporated herein by this reference.

         "Term Reset Date": With respect to the Blended Rate, the second Business Day preceding a Term Funding Date.

         "Transaction  Documents  Date":  Unless  otherwise,   indicated  as  of
September 1, 1999.

         "Treasury Rate": As determined on each Term Reset Date with respect to each Class of Certificates of this Series (other than the class F and Class R Certificates), a per annum rate equal to the bond equivalent yield on actively traded U.S. government securities with a maturity that most closely corresponds to the weighted average life of the Loans as set forth on page "USD" of the Bloomberg Financial Markets Screen (or if not available, any other nationally recognized trading screen reporting on-line intra-day trading in United States government securities) at 11:00 a.m. (New York time) on such Term Reset Date, or in the event no such nationally recognized trading screen is available, the arithmetic mean of the yields for the applicable two columns under the heading "Week Ending" published in the Federal Reserve H.15 Statistical Release under the caption "Treasury Constant Maturities" for maturities that most closely correspond to the weighted average life of such Class.

Section 2.        Clarification of Provisions in Trust Agreement as they Relate
----------        -------------------------------------------------------------
                  to this Series.
                  ---------------

         (a) For all purposes of the Trust Agreement and any Supplement thereto, the term Class D Percentage shall be deemed to refer to the Class F Certificates of this Series and not the Class D Certificates of this Series.

         (b) Notwithstanding Section 5.03(d)(ii) of the Trust Agreement, so long as any Class of Certificates in this Series remains Outstanding, any excess funds that would otherwise be released from the Reserve Account pursuant to such Section shall instead be distributed as follows:

                  (i)      first  to  the  Depositor,   to  the  extent  of  any
                           unreimbursed deposits made by it pursuant to any Series Supplement; and

                  (ii) second to the Holders of the Class F Certificates, to the extent of any overdue interest owing with respect to such Class;

                  (iii) third, to the Holders of the Class R Certificates of any Term Series then Outstanding and if no such Certificates are then Outstanding, to the Depositor.

Section 3.        Class R Certificates.
----------        ---------------------

         The Class R Certificates shall be entitled to receive distributions as provided in Section 8 hereof, along with (a) amounts released from the Reserve Account to the extent provided in Section 5.03(d) of the Trust Agreement (as modified by Section 2 of this Supplement) and (b) Prepayment Fee Collections to the extent provided in Section 5.01(f)(v) of the Trust Agreement.

Section 4.        Procedures for Obtaining Fundings.

         (a) Conditions Precedent.  Each Funding under this Series is subject to
             --------------------
the satisfaction of the following conditions precedent on the relevant date specified below:

                  (i) fifteen (15) days prior to the Term Funding Date (or such shorter period of time as may be agreed to by the Certificateholder Agent in its sole discretion), the Depositor shall deliver to the Certificateholder Agent and the Certificateholders of this Series a draft Funding Report indicating the amount of the Funding (which shall be within a 5% plus or minus variance, except in connection with the final Funding under this Series) and including any proposed changes to the Term Funding Schedule;

                  (ii) five (5) Business Days prior to the requested Term Funding Date the Depositor shall deliver to the Certificateholder Agent, the Certificateholders of this Series and the Trustee the final Funding Report, the Term Funding Schedule, and an executed AFI Certificate substantially in the form attached hereto as Exhibit I;

                  (iii) (A) after giving effect to such Funding, the applicable Maximum Series Amount shall not be exceeded and (B) the Depositor shall use the proceeds of such Funding to repay the 98-1 Revolving Certificates;

                  (iv) such Funding shall occur on a date prior to the applicable Funding Termination Date and shall be at least equal to the Minimum Funding Amount for this Series when aggregated with any amounts to be funded on such Term Funding Date under subsection (a) above;

                  (v) after giving effect to such Funding, there shall not have been more than four (4) Fundings under this Series;

                  (vi) no Default (other than a Servicing Advisor Default), Depositor Event of Default, Servicer Event of Default, Special Servicer Event of Default or Servicing Advisor Event of Default shall exist or shall result from the Funding;

                  (vii) both before and after giving effect to such Funding, the Pool Performance Condition shall be met; and

                  (viii) such other conditions as may be specified in the related Certificate Purchase Agreements.

         (b)  Preparation  of Funding  Report.  In connection  with each Funding
              ----------------------------
under this Series, the Depositor shall prepare the Funding Report, including the Term Funding Schedule, and shall calculate the Certificate Interest Rate that will be in effect after such Funding. Each Funding Report together with the applicable Term Funding Schedule shall be countersigned by the Certificateholder Agent to evidence its approval of the contents thereof.

Section 5.   Floating Rate Sub-Classes.
----------   --------------------------

        (a) With respect to any Funding made under this Series after the Series Principal Amount equals at least $30,000,000, and subject to certain conditions specified in the Certificate Purchase Agreement for this Series, the Depositor may designate all or a portion of the Funding Amount to be funded by the Class A or Class B Certificates on such date as a Sub-Class that accrues interest based on the LIBOR Rate. Notwithstanding the foregoing, the cumulative amount of such Fundings that may be designated as a Sub-Class shall not exceed $10,000,000 without the prior written consent of the Certificateholder Agent. The Depositor shall make such Sub-Class designation in the Term Funding Schedule delivered with the Funding Report applicable to such Term Funding Date and shall include in such Term Funding Schedule the Sub-Class Interest Rate applicable to such Sub-Class. Any such Sub-Class shall accrue interest at the interest rate set forth on such schedule and shall be paid principal and interest pari passu with its corresponding Class of 99-1 Term Certificates.

         (b) Certificates evidencing a Sub-Class shall be issued by the Depositor and authenticated by the Trustee in connection with the initial Funding of any Sub-Class hereunder.

         (c) On or before the date for initial issuance of any Sub-Class, the Depositor shall provide confirmation from the Rating Agency of the initial rating on each Class of Rated Certificates in any Series then Outstanding, including such Sub-Class.

Section 6.    Adjustments to Term Funding Schedule and Sharing of Fundings.
----------    -------------------------------------------------------------

         As of the Delivery Date, the Term Funding Schedule is as set forth on Schedule A hereto. A revised Term Funding Schedule shall be included with each Funding Report delivered in connection with a Term Funding Date from time to time thereafter and a draft revised Term Funding Schedule shall be included with the draft Funding Report prepared in connection with such Term Funding Date. Each such Term Funding

Schedule shall specify the dollar amount that each Class (or Sub-Class) of this Series shall fund in connection with the related Funding. Each Certificateholder within a Class (or Sub-Class) shall fund in the aggregate its Class Commitment Percentage of each Funding Amount allocable to such Class (or Sub-Class).

Section 7.        Calculation of Rates.
----------        ----------------------

         On the Term Reset Date preceding each Term Funding Date, the Servicer shall calculate, and the Certificateholder Agent shall approve in writing, the Blended Interest Rate (and the components thereof) for each Class of Certificates that will take effect as of such Term Funding Date, and notify the Certificateholder Agent and the Trustee in writing of the rates or other amounts determined with respect to each such calculation. If a Term Funding Date occurs in the middle of an Accrual Period, for purposes of determining the Certificate Interest Rate, the Accrual Period for the portion of the 99-1 Term Certificates so funded shall be deemed to commence on such Term Funding Date.

Section 8.        Distributions.
----------        --------------

         Subject to the adjustments provided for in Section 5.02(c) of the Trust Agreement, on each Payment Date, the Trustee shall withdraw all funds then in the Distribution Account for such Series (the "Series Distributable Amount") and shall make the following disbursements in the following order of priority (in accordance with the provisions of and instructions on the monthly Servicer Report); provided, however, that all Recovery Proceeds, if any, included in the Series Distributable Amount shall be treated as Principal Collections for purposes hereof:

        (a) to the extent of the Series Distributable Amount not attributable to the Series Percentage of Principal Collections, to pay the interest accrued as of that Payment Date on all outstanding Class A Certificates of this Series and any overdue interest;

        (b) to the extent of the Series Distributable Amount not attributable to the Series Percentage of Principal Collections, to pay the interest accrued as of that Payment Date on all outstanding Class B Certificates of this Series and any overdue interest;

        (c) to the extent of the Series Distributable Amount not attributable to the Series Percentage of Principal Collections, to pay the interest accrued as of that Payment Date on all outstanding Class C Certificates of this Series and any overdue interest;

        (d) to the extent of the Series Distributable Amount not attributable to the Series Percentage of Principal Collections, to pay the interest accrued as of that Payment Date on all outstanding Class D Certificates of this Series and any overdue interest;

        (e) to the extent of the Series Distributable Amount are not attributable to the Series Percentage of Principal Collections, to pay the interest accrued as of that Payment Date on all outstanding Class E Certificates of this Series and any overdue interest;

        (f) to the extent of the Series Percentage of any Interest Collections in excess of Scheduled Expenses and amounts distributed pursuant to clauses (a) - (e) above, to (i) deposit into the Reserve Account an amount equal to the Series Percentage of the amount necessary to bring the balance therein to an amount equal to the Reserve Account Required Balance and then (ii) pay interest accrued as of that Payment Date on all outstanding Class F Certificates of this Series;

        (g) to the extent of any remaining Series Collections, to pay to the Class A Certificateholders, including any related Sub-Class Certificateholders, of this Series (i) an amount equal to its Pro Rata Share of the Principal Distribution Amount allocable this Series, to be applied to the payment of the Outstanding Principal Amount of such Certificates until such Outstanding Principal Amount is repaid in full, provided, however, that on any Payment Date on which the Pool Performance Condition is not met, to pay to the Class A Certificateholders, including any related Sub-Class Certificateholders, of this Series any remaining Series Collections to be applied to the payment of the Outstanding Principal Amount of such Certificates until such Outstanding Principal Amount is repaid in full and (ii) any remaining overdue interest;

        (h) to the extent of any remaining Series Collections, to pay to the Class B Certificateholders, including any related Sub-Class Certificateholders, of this Series (i) an amount equal to its Pro Rata Share of the Principal Distribution Amount allocable this Series, to be applied to the payment of the Outstanding Principal Amount of such Certificates until such Outstanding Principal Amount is repaid in full, provided, however, that on any Payment Date on which the Pool Performance Condition is not met, to pay to the Class B Certificateholders, including any related Sub-Class Certificateholders, of this Series any remaining Series Collections to be applied to the payment of the Outstanding Principal Amount of such Certificates until such Outstanding Principal Amount is repaid in full and (ii) any remaining overdue interest;

        (i) to the extent of any remaining Series Collections, to pay to the Class C Certificateholders of this Series (i) an amount equal to its Pro Rata Share of the Principal Distribution Amount allocable this Series, to be applied to the payment of the Outstanding Principal Amount of such Certificates until such Outstanding Principal Amount is repaid in full, provided, however, that on any Payment Date on which the Pool Performance Condition is not met, to pay to the Class C Certificateholders of this Series any remaining Series Collections to be applied to the payment of the Outstanding Principal Amount of such Certificates until such Outstanding Principal Amount is repaid in full and
(ii) any remaining overdue interest;

        (j) to the extent of any remaining Series Collections, to pay to the Class D Certificateholders of this Series (i) an amount equal to its Pro Rata Share of the Principal Distribution Amount allocable this Series, to be applied to the payment of the Outstanding Principal Amount of such Certificates until such Outstanding Principal Amount is repaid in full, provided, however, that on any Payment Date on which the Pool Performance Condition is not met, to pay to the Class D Certificateholders of this Series any remaining Series Collections to be applied to the payment of the Outstanding Principal Amount of such Certificates until such Outstanding Principal Amount is repaid in full and
(ii) any remaining overdue interest;

        (k) to the extent of any remaining Series Collections, to pay to the Class E Certificateholders of this Series (i) an amount equal to its Pro Rata Share of the Principal Distribution Amount allocable this Series, to be applied to the payment of the Outstanding Principal Amount of such Certificates until such Outstanding Principal Amount is repaid in full, provided, however, that on any Payment Date on which the Pool Performance Condition is not met, to pay to the Class E Certificateholders of this Series any remaining Series Collections to be applied to the payment of the Outstanding Principal Amount of such Certificates until such Outstanding Principal Amount is repaid in full and
(ii) any remaining overdue interest;

        (l) to pay to the Class F Certificateholders, any remaining Principal Collections until such Outstanding Principal Amount is repaid in full;

        (m) to pay to the Trustee, the Servicer, the Special Servicer and the Servicing Advisor any other amounts due to them as expressly provided in the Trust Agreement or in the Servicing Agreement, including Recovery Expenses not previously reimbursed and deferred Servicer Fees, Special Servicer Fees, and Servicing Advisor Fees not otherwise paid pursuant to any Supplement or other Transaction Document;

        (n) upon the occurrence of a Depositor Event of Default, an amount sufficient to reimburse the Trustee and the Certificateholders for any expenses incurred by them in enforcing remedies available under Section 6.02 of the Trust Agreement;

        (o) to pay to the Class F Certificateholders, any accrued but unpaid interest (including overdue interest) and their remaining Pro Rata Share of the Principal Distribution Amount not already paid above; and

        (p)       to  pay  any  and  all   remaining   funds  to  the   Class  R
Certificateholders.

Section 9.        Limitation of Transfer and Exchange of Class F Certificates.
----------        -----------------------------------------------------------

         So long as any Rated Certificates are Outstanding, the Depositor shall maintain legal and beneficial ownership of at least 51% of the Outstanding Principal Amount of the Class F Certificates, unless otherwise agreed to in writing by the Controlling Holders, which consent will not be unreasonably withheld if (i) the purpose of such reduction in legal or beneficial ownership is to generate funds for reinvestment in the business of the Depositor or Allegiance Capital, LLC and (ii) the making of such investment is not materially adverse to the interests of the Certificateholders.

Section 10.       Minimum Denominations.
-----------       ----------------------

         The Certificates of this Series shall be issuable without minimum denominations.

Section 11.       Distribution In-Kind.
-----------       ---------------------

         The parties hereto, by their execution of this Supplement, and the Holders of the 99-1 Term Certificates, by their execution of the Purchase Agreement, acknowledge and approve the distribution in-kind by the Trustee to the Holder of the Class D-R Revolving Certificate, Series 1998-1 of all right, title and interest in and to *** and any Loan Assets related to such Loan in lieu of a portion of the cash prepayment otherwise being made to such Holder as of the Delivery Date. The in kind distribution shall be credited against the cash prepayment due to such Holder in an amount equal to the unpaid principal balance of such Loan, as shown on the Repurchase Price Calculation Statement included in the Servicer Report dated September 13, 1999. The Trustee is hereby directed to execute and deliver all assignments, note endorsements and other documentation necessary to effectuate such distribution in kind.

Section 12.       General Provisions.
-----------       -------------------

         As supplemented by this Supplement, the Trust Agreement is in all respects ratified and confirmed and the Trust Agreement as so supplemented shall be read, taken and construed as one and the same instrument. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Trust Agreement, the terms and conditions of the Supplement shall be controlling.

         The 99-1 Certificates shall be deemed amended according to the terms of this Amended and Restated Supplement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the existing 99-1 Certificates, the terms and conditions of this Amended and Restated Supplement shall be controlling. The holders of the 99-1 Certificates shall not be required to exchange their existing Certificates for amended Certificates.

***Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

         This Supplement shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed therein.

         This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the Depositor, the Trustee and the Servicer have caused this Supplement to be executed by their respective duly authorized officers as of the date and year first written above.


                                   ALLEGIANCE FUNDING I, LLC, as the
                                   Depositor

                                   By:  ALLEGIANCE MANAGEMENT CORP., as Manager

                                   By:     /s/ M.W. McDermitt
                                   --------------------------------
                                   Name:   M.W. McDermitt
                                   Title:  Vice President and Secretary


                                   MANUFACTURERS AND TRADERS TRUST
                                   COMPANY, as the Trustee

                                   By:     /S/ Russell T. Whitley
                                   --------------------------------
                                   Name:    Russell T. Whitley
                                   Title:   Assistant Vice President


                                   POINT WEST CAPITAL CORPORATION, as
                                   the Servicer


                                   By:     /s/ John Ward Rotter
                                   --------------------------------
                                   Name:   John Ward Rotter
                                   Title:  Chief Financial Officer

Consented and Agreed:

Each of the Certificateholders authorizes and directs the Trustee to execute the foregoing.


PACIFIC LIFE INSURANCE COMPANY
(Certificates held in the nominee name MAC & CO.)

By:       /s/ Cathy Schwartz
Its:      Assistant Vice President
Date:     4/14/00


By:       /s/ Audrey L. Milfs
Its:      Corporate Secretary
Date:     4/14/00

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:       /s/ Kent Knudsen
Its:      Vice President
Date:     4/14/00


NATIONWIDE LIFE INSURANCE COMPANY

By:       /s/ Mark W. Poeppelman
Its:      Associate Vice President
Date:     4/13/00

LIBERTY LIFE  INSURANCE  COMPANY
(Certificates  held in the nominee name HARE &
CO.)

By:       /s/ Adam Emerson
Its:      Authorized Officer
Date:     4/14/00

TICE & CO.

By:       /s/ Brian Hunt
Its:      Partner
Date:     4/13/00

                                                                     EXHIBIT A
                                                                     ---------


                        FORM OF CLASS A TERM CERTIFICATE
                        --------------------------------

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SUCH RESALE, TRANSFER, PLEDGE OR HYPOTHECATION (A) IS MADE IN ACCORDANCE WITH SECTION 2.06 OF THE TRUST AGREEMENT REFERRED TO HEREIN AND
(B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (iii) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT WHO IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. NEITHER ALLEGIANCE FUNDING I, LLC (THE "DEPOSITOR") NOR MANUFACTURERS AND TRADERS TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"), IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. IN THE EVENT THAT A TRANSFER OF A CLASS A CERTIFICATE IS TO BE MADE, THE PROSPECTIVE TRANSFEREE SHALL DELIVER AN INVESTMENT AND ASSUMPTION LETTER IN THE FORM REQUIRED UNDER THE TRUST AGREEMENT AND, IF THE TRUSTEE SO REQUESTS (IN A TRANSFER OTHER THAN UNDER RULE 144A), AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

DUE TO THE PROVISIONS FOR FUNDINGS AND FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE ON ANY PARTICULAR DATE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS CERTIFICATE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE TRUSTEE.

No. A                                                      % of Class
     ----                                                             ----


                           ALLEGIANCE CAPITAL TRUST I
                     CLASS A TERM CERTIFICATE, SERIES 1999-1

Evidencing an undivided fractional interest in the Trust Estate, the property of which includes, among other things, certain Loan Assets and monies on deposit in the Collection Account.

             (This  Certificate  does not  represent  an  obligation  of,  or an interest in, the Depositor, Allegiance Capital, LLC, the Trustee or any of their respective affiliates or successors.)

                           Registered Owner:
                                             ----------------------

DELIVERY DATE:                           SERIES TERMINATION DATE: July 15, 2019
              ----- --, ----

         THIS CERTIFIES THAT the registered owner specified above is the owner of an undivided fractional interest in the Allegiance Capital Trust I (the "Trust") formed by Allegiance Funding I, LLC (the "Depositor"). The Trust was created pursuant to the Trust Agreement, dated as of August 1, 1998, among the Depositor, Manufacturers and Traders Trust Company, as Trustee (the "Trustee"), and Point West Capital Corporation, as Servicer, and the Supplement to Trust Agreement for Term Series 1999-1, dated as of September 15, 1999, among the Depositor, the Trustee and Point West Capital Corporation, as Servicer (collectively, the "Trust Agreement"). Reference is made to the Trust Agreement for a statement of the respective rights thereunder of the Depositor, the Trustee and the Holders of the Certificates, and the terms upon which the Certificates are, and are to be, authenticated and delivered. To the extent not otherwise defined herein, each capitalized term used herein has the meaning assigned to it in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as the Class A Term Certificates, Series 1999-1 having a Series Termination Date of July 15, 2019 (herein called the "Class A Certificates") issued and to be issued under the Trust Agreement. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Class A Certificate by virtue of such Holder's acceptance hereof assents and by which such Holder is bound.

         The Holder of this Certificate is obligated to provide funds to the Depositor on each Funding Date during the Funding Period subject to the applicable terms and conditions set forth in the Transaction Documents. The Fundings made by the Holder of this Certificate to the Depositor shall be evidenced by this Certificate and the Certificateholder shall endorse on the schedule annexed hereto and made a part hereof, or elsewhere in its internal records, the date and amount of each Funding made by it to the Depositor and the amount of each payment of principal made by the Depositor with respect thereto. The Certificateholder is authorized and directed by the Depositor to endorse the schedule attached hereto or maintain such records; provided that each
                                                            --------
Certificateholder's endorsements or records shall be effective only if they are in agreement with the register maintained by the Trustee, absent manifest error in such register. The failure of the Certificateholder to make, or an error in making, a notation with respect to any Funding shall not limit or otherwise affect the obligations of the Depositor hereunder or under the Trust Agreement. The aggregate amount of all Fundings to be made by the Holder of this Certificate shall be set forth in the Term Funding Schedule.

         This Class A Certificate bears interest during each Accrual Period on the Outstanding Principal Amount hereof (as of the first day of the Accrual Period) at the Certificate Interest Rate, until and including the last day preceding the Payment Date on which the Outstanding Principal Amount hereof has been reduced to zero. Interest on the Outstanding Principal Amount hereof shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each. Interest shall be due and payable in arrears on each Payment Date. In addition, with respect to any Funding by the Class A Certificates of this Series occurring in any Accrual Period following the preceding Payment Date, the related Funding Amounts shall accrue interest from the related Funding Date through the end of the Accrual Period in which such Funding occurs at the applicable Certificate Interest Rate. In making any interest payment, if the interest calculation with respect to a Certificate shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

         The principal of this Class A Certificate shall be payable in installments ending no later than the Series Termination Date unless this Class A Certificate becomes due and payable at an earlier date by call for redemption or otherwise. All reductions in the principal amount of a Class A Certificate effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of this Class A Certificate and of any Class A Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not such payment is noted on this Class A Certificate. Each installment of principal payable on this Class A Certificate shall be in an amount equal to this Certificateholder's pro rata share of the Class A Principal Distribution Amount available to be paid in accordance with the priorities of Section 8 of the Supplement for this Series and Section 5.02 of the Trust Agreement. Subject to the terms of the Trust Agreement, the principal payable on this Class A Certificate shall be paid on each Payment Date during the term of the Trust Agreement, beginning on the Initial Payment Date. All payments of principal with respect to all of the Class A Certificates of a Series shall be made on a pro rata basis based upon the ratio that the Outstanding Principal Amount of a Class A Certificate bears to the Outstanding Principal Amount of all Class A Certificates of such Series; provided that, if as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be reduced to the nearest whole cent.

         In addition, the Certificate Prepayment Fee Amount, if any, shall be distributed on each Payment Date to the Holders of the Class A Certificates to the extent such Class is receiving a distribution of Prepaid Principal Amount on such date. All payments of Certificate Prepayment Fee Amounts with respect to the Class A Certificates shall be made prorata based upon the ratio of the Outstanding Principal Amount of this Certificate to the Outstanding Principal Amount of Class A Certificates of this Series, provided that if as a result of such proration, a portion of such payment would be less than $0.01, then such payment shall be reduce to the nearest whole cent.

         The interest and principal so payable on any Payment Date will, as provided in the Trust Agreement, be paid to the Person in whose name this Certificate is registered on the Record Date for such Payment Date, which shall be the close of business on the last day of the month prior to such Payment Date (whether or not a Business Day). The principal and interest on this Certificate are payable by wire transfer in immediately available funds to the account specified in writing to the Trustee by the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register received at least five (5) Business Days prior to the Record Date for the Payment Date (or if no such account is specified or if such wire fails, by check mailed by first-class mail to the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register at the address of such Person as it appears on the Certificate Register), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Trust Agreement, at the office or agency in the United States of America designated as such by the Depositor for such purpose pursuant to the Trust Agreement.

         The Depositor has structured the Trust Agreement and the Certificates with the intention that the Trust be treated as a partnership, with the assets of the partnership including all of the assets of the Trust Estate and the partners of the partnership being all of the Certificateholders and the Depositor. The Depositor, the Trustee, the Servicer and each Certificateholder, by acceptance of its Certificate (and any Person that is a beneficial owner of any interest in a Certificate, by virtue of such Person's acquisition of a beneficial interest therein), agree to report the transactions contemplated thereby in accordance with such stated intentions unless and until determined to the contrary by an applicable taxing authority.

         The property of the Trust Estate includes certain Loan Assets and certain other assets described in the Trust Agreement. The Class A Certificates of the 1999-1 Series and all other Series of Class A Certificates issued under the Trust Agreement are generally payable out of the Trust Estate pari passu among such Class A Certificateholders equally and ratably without prejudice, priority or distinction between any Class A Certificate by reason of time of issue or otherwise. The Class A Certificates are payable only out of the Trust Estate and do not represent recourse obligations of the Depositor, Allegiance Capital, LLC or any of their respective affiliates or successors. The Trust Agreement pursuant to which this Class A Certificate is issued also provides for the issuance of other Classes and Series of Certificates from time to time. Payments of interest on the Class A Certificates are senior to such payments on other Classes having a lower credit rating from the Rating Agency and are subordinate to payments of interest on any Classes having a higher credit rating form the Rating Agency. Payments of principal in the Class A Certificates are senior to payments of principal on other classes having a lower credit rating from the Rating Agency and are subordinate to such payments on any Class having a higher credit rating from the Rating Agency.

         Unless the Depositor exercises its Optional Termination rights, the Certificates are payable only at the time and in the manner provided in the Trust Agreement and are not redeemable or prepayable at the option of the Depositor before such time.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate may be registered on the Certificate Register of the Depositor upon surrender of this Certificate for registration of transfer at the office or agency of the Depositor in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Depositor and the Trustee and duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

         Prior to due presentment for registration of transfer of this Certificate, the Depositor, the Trustee and any agent of the Depositor or the Trustee shall treat the Person in whose name this Certificate is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Certificate be overdue, and neither the Depositor, the Trustee, nor any such agent shall be affected by notice to the contrary.

         The Holder of this Certificate, by acceptance of this Certificate, agrees that for one year and one day after it has been paid hereunder, it or any Affiliate thereof will not (without the consent of Holders holding at least 51% of all Rated Certificates, by Outstanding Principal Amount) file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Depositor.

         The Trust Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Holders of the Certificates under the Trust Agreement at any time by the Depositor, the Trustee and the Servicer without the consent of the Holders of the Certificates.

         The Certificates are issuable only in registered form without coupons in such authorized denominations as provided in the Trust Agreement and subject to certain limitations therein set forth.

         This Class A Certificate and the Trust Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

         No reference herein to the Trust Agreement and no provision of this Class A Certificate or of the Trust Agreement shall alter or impair the obligation of the Trust Estate to pay the principal of and interest on this Class A Certificate, but solely from the assets of the Trust Estate at the times, place and rate, and in the coin or currency, herein prescribed.

         IN  WITNESS  WHEREOF,   Allegiance  Funding  I,  LLC  has  caused  this
instrument to be signed, manually, by its President or a Vice President.

                                         ALLEGIANCE FUNDING I, LLC

                                       By:      Allegiance   Management  Corp.,
                                                as Manager
                                       By:
                                                ------------------------------
                                       Title:
                                                ------------------------------

                          CERTIFICATE OF AUTHENTICATION


         This  is  one  of  the   Class   A   Certificates   described   in  the
within-mentioned Trust Agreement.


Dated:
      -------------------------------------

MANUFACTURERS AND TRADERS TRUST
COMPANY, as Trustee

By:
      --------------------------------------
                  Authorized Signatory

Schedule to Class A Term Certificates, Series 1999-1

Disbursement
Date of                  Amount of                 Principal
Funding                  Funding                   Payment          Date Paid

-------------------------------------------------------------------------------

                                                                     EXHIBIT B
                                                                     ---------

                        FORM OF CLASS B TERM CERTIFICATE
                        --------------------------------

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SUCH RESALE, TRANSFER, PLEDGE OR HYPOTHECATION (A) IS MADE IN ACCORDANCE WITH SECTION 2.06 OF THE TRUST AGREEMENT REFERRED TO HEREIN AND
(B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (iii) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT WHO IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. NEITHER ALLEGIANCE FUNDING I, LLC (THE "DEPOSITOR") NOR MANUFACTURERS AND TRADERS TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"), IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. IN THE EVENT THAT A TRANSFER OF A CLASS B CERTIFICATE IS TO BE MADE, THE PROSPECTIVE TRANSFEREE SHALL DELIVER AN INVESTMENT AND ASSUMPTION LETTER IN THE FORM REQUIRED UNDER THE TRUST AGREEMENT AND, IF THE TRUSTEE SO REQUESTS (IN A TRANSFER OTHER THAN UNDER RULE 144A), AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

DUE TO THE PROVISIONS FOR FUNDINGS AND FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE ON ANY PARTICULAR DATE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS CERTIFICATE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE TRUSTEE.

No. B                                                   % of Class
     -----                                                         ------

                           ALLEGIANCE CAPITAL TRUST I
                     CLASS B TERM CERTIFICATE, SERIES 1999-1

Evidencing an undivided fractional interest in the Trust Estate, the property of which includes, among other things, certain Loan Assets and monies on deposit in the Collection Account.

             (This  Certificate  does not  represent  an  obligation  of,  or an interest in, the Depositor, Allegiance Capital, LLC, the Trustee or any of their respective affiliates or successors.)

                Registered Owner:
                                  -------------------------------

DELIVERY DATE:                           SERIES TERMINATION DATE: July 15, 2019
              ----- --, ----

         THIS CERTIFIES THAT the registered owner specified above is the owner of an undivided fractional interest in the Allegiance Capital Trust I (the "Trust") formed by Allegiance Funding I, LLC (the "Depositor"). The Trust was created pursuant to the Trust Agreement, dated as of August 1, 1998, among the Depositor, Manufacturers and Traders Trust Company, as Trustee (the "Trustee"), and Point West Capital Corporation, as Servicer, and the Supplement to Trust Agreement for Term Series 1999-1, dated as of September 15, 1999, among the Depositor, the Trustee and Point West Capital Corporation, as Servicer (collectively, the "Trust Agreement"). Reference is made to the Trust Agreement for a statement of the respective rights thereunder of the Depositor, the Trustee and the Holders of the Certificates, and the terms upon which the Certificates are, and are to be, authenticated and delivered. To the extent not otherwise defined herein, each capitalized term used herein has the meaning assigned to it in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as the Class B Term Certificates, Series 1999-1 having a Series Termination Date of July 15, 2019 (herein called the "Class B Certificates") issued and to be issued under the Trust Agreement. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Class B Certificate by virtue of such Holder's acceptance hereof assents and by which such Holder is bound.

         The Holder of this Certificate is obligated to provide funds to the Depositor on each Funding Date during the Funding Period subject to the applicable terms and conditions set forth in the Transaction Documents. The Fundings made by the Holder of this Certificate to the Depositor shall be evidenced by this Certificate and the Certificateholder shall endorse on the schedule annexed hereto and made a part hereof, or elsewhere in its internal records, the date and amount of each Funding made by it to the Depositor and the amount of each payment of principal made by the Depositor with respect thereto. The Certificateholder is authorized and directed by the Depositor to endorse the schedule attached hereto or maintain such records; provided that each
                                                            --------
Certificateholder's endorsements or records shall be effective only if they are in agreement with the register maintained by the Trustee, absent manifest error in such register. The failure of the Certificateholder to make, or an error in making, a notation with respect to any Funding shall not limit or otherwise affect the obligations of the Depositor hereunder or under the Trust Agreement. The aggregate amount of all Fundings to be made by the Holder of this Certificate shall be set forth in the Term Funding Schedule.

         This Class B Certificate bears interest during each Accrual Period on the Outstanding Principal Amount hereof (as of the first day of the Accrual Period) at the Certificate Interest Rate, until and including the last day preceding the Payment Date on which the Outstanding Principal Amount hereof has been reduced to zero. Interest on the Outstanding Principal Amount hereof shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each. Interest shall be due and payable in arrears on each Payment Date. In addition, with respect to any Funding by the Class B Certificates of this Series occurring in any Accrual Period following the preceding Payment Date, the related Funding Amounts shall accrue interest from the related Funding Date through the end of the Accrual Period in which such Funding occurs at the applicable Certificate Interest Rate. In making any interest payment, if the interest calculation with respect to a Certificate shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

         The principal of this Class B Certificate shall be payable in installments ending no later than the Series Termination Date unless this Class B Certificate becomes due and payable at an earlier date by call for redemption or otherwise. All reductions in the principal amount of a Class B Certificate effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of this Class B Certificate and of any Class B Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not such payment is noted on this Class B Certificate. Each installment of principal payable on this Class B Certificate shall be in an amount equal to this Certificateholder's pro rata share of the Class B Principal Distribution Amount available to be paid in accordance with the priorities of Section 8 of the Supplement for this Series and Section 5.02 of the Trust Agreement. Subject to the terms of the Trust Agreement, the principal payable on this Class B Certificate shall be paid on each Payment Date during the term of the Trust Agreement, beginning on the Initial Payment Date. All payments of principal with respect to all of the Class B Certificates of a Series shall be made on a pro rata basis based upon the ratio that the Outstanding Principal Amount of a Class B Certificate bears to the Outstanding Principal Amount of all Class B Certificates of such Series; provided that, if
                                                               --------
as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be reduced to the nearest whole cent.

         In addition, the Certificate Prepayment Fee Amount, if any, shall be distributed on each Payment Date to the Holders of the Class B Certificates to the extent such Class is receiving a distribution of Prepaid Principal Amount on such date. All payments of Certificate Prepayment Fee Amounts with respect to the Class B Certificates shall be made prorata based upon the ratio of the Outstanding Principal Amount of this Certificate to the Outstanding Principal Amount of Class B Certificates of this Series, provided that if as a result of such proration, a portion of such payment would be less than $0.01, then such payment shall be reduce to the nearest whole cent.

         The interest and principal so payable on any Payment Date will, as provided in the Trust Agreement, be paid to the Person in whose name this Certificate is registered on the Record Date for such Payment Date, which shall be the close of business on the last day of the month prior to such Payment Date (whether or not a Business Day). The principal and interest on this Certificate are payable by wire transfer in immediately available funds to the account specified in writing to the Trustee by the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register received at least five (5) Business Days prior to the Record Date for the Payment Date (or if no such account is specified or if such wire fails, by check mailed by first-class mail to the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register at the address of such Person as it appears on the Certificate Register), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Trust Agreement, at the office or agency in the United States of America designated as such by the Depositor for such purpose pursuant to the Trust Agreement.

         The Depositor has structured the Trust Agreement and the Certificates with the intention that the Trust be treated as a partnership, with the assets of the partnership including all of the assets of the Trust Estate and the partners of the partnership being all of the Certificateholders and the Depositor. The Depositor, the Trustee, the Servicer and each Certificateholder, by acceptance of its Certificate (and any Person that is a beneficial owner of any interest in a Certificate, by virtue of such Person's acquisition of a beneficial interest therein), agree to report the transactions contemplated thereby in accordance with such stated intentions unless and until determined to the contrary by an applicable taxing authority.

         The property of the Trust Estate includes certain Loan Assets and certain other assets described in the Trust Agreement. The Class B Certificates of the 1999-1 Series and all other Series of Class B Certificates issued under the Trust Agreement are generally payable out of the Trust Estate pari passu among such Class B Certificateholders equally and ratably without prejudice, priority or distinction between any Class B Certificate by reason of time of issue or otherwise. The Class B Certificates are payable only out of the Trust Estate and do not represent recourse obligations of the Depositor, Allegiance Capital, LLC or any of their respective affiliates or successors. The Trust Agreement pursuant to which this Class B Certificate is issued also provides for the issuance of other Classes and Series of Certificates from time to time. Payments of interest on the Class B Certificates are senior to such payments on other Classes having a lower credit rating from the Rating Agency and are subordinate to payments of interest on any Classes having a higher credit rating form the Rating Agency. Payments of principal in the Class B Certificates are senior to payments of principal on other classes having a lower credit rating from the Rating Agency and are subordinate to such payments on any Class having a higher credit rating from the Rating Agency.

         Unless the Depositor exercises its Optional Termination rights, the Certificates are payable only at the time and in the manner provided in the Trust Agreement and are not redeemable or prepayable at the option of the Depositor before such time.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate may be registered on the Certificate Register of the Depositor upon surrender of this Certificate for registration of transfer at the office or agency of the Depositor in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Depositor and the Trustee and duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

         Prior to due presentment for registration of transfer of this Certificate, the Depositor, the Trustee and any agent of the Depositor or the Trustee shall treat the Person in whose name this Certificate is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Certificate be overdue, and neither the Depositor, the Trustee, nor any such agent shall be affected by notice to the contrary.

         The Holder of this Certificate, by acceptance of this Certificate, agrees that for one year and one day after it has been paid hereunder, it or any Affiliate thereof will not (without the consent of Holders holding at least 51% of all Rated Certificates, by Outstanding Principal Amount) file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Depositor.

         The Trust Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Holders of the Certificates under the Trust Agreement at any time by the Depositor, the Trustee and the Servicer without the consent of the Holders of the Certificates.

         The Certificates are issuable only in registered form without coupons in such authorized denominations as provided in the Trust Agreement and subject to certain limitations therein set forth.

         This Class B Certificate and the Trust Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

         No reference herein to the Trust Agreement and no provision of this Class B Certificate or of the Trust Agreement shall alter or impair the obligation of the Trust Estate to pay the principal of and interest on this Class B Certificate, but solely from the assets of the Trust Estate at the times, place and rate, and in the coin or currency, herein prescribed.

         IN  WITNESS  WHEREOF,   Allegiance  Funding  I,  LLC  has  caused  this
instrument to be signed, manually, by its President or a Vice President.

                                         ALLEGIANCE FUNDING I, LLC

                                       By:      Allegiance   Management  Corp.,
                                                as Manager
                                       By:
                                                ------------------------------
                                       Title:
                                                ------------------------------

                          CERTIFICATE OF AUTHENTICATION


         This  is  one  of  the   Class   B   Certificates   described   in  the
within-mentioned Trust Agreement.


Dated:
      -------------------------------------

MANUFACTURERS AND TRADERS TRUST
COMPANY, as Trustee

By:
      --------------------------------------
                  Authorized Signatory

Schedule to Class B Term Certificates, Series 1999-1

Disbursement
Date of                  Amount of                 Principal
Funding                  Funding                   Payment          Date Paid

-------------------------------------------------------------------------------

                                                                      EXHIBIT C
                                                                      ---------

                        FORM OF CLASS C TERM CERTIFICATE
                        --------------------------------

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SUCH RESALE, TRANSFER, PLEDGE OR HYPOTHECATION (A) IS MADE IN ACCORDANCE WITH SECTION 2.06 OF THE TRUST AGREEMENT REFERRED TO HEREIN AND
(B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (iii) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT WHO IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. NEITHER ALLEGIANCE FUNDING I, LLC (THE "DEPOSITOR") NOR MANUFACTURERS AND TRADERS TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"), IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. IN THE EVENT THAT A TRANSFER OF A CLASS C CERTIFICATE IS TO BE MADE, THE PROSPECTIVE TRANSFEREE SHALL DELIVER AN INVESTMENT AND ASSUMPTION LETTER IN THE FORM REQUIRED UNDER THE TRUST AGREEMENT AND, IF THE TRUSTEE SO REQUESTS (IN A TRANSFER OTHER THAN UNDER RULE 144A), AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

DUE TO THE PROVISIONS FOR FUNDINGS AND FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE ON ANY PARTICULAR DATE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS CERTIFICATE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE TRUSTEE.

No. C                                                        % of Class
     ----                                                              ----

                           ALLEGIANCE CAPITAL TRUST I
                     CLASS C TERM CERTIFICATE, SERIES 1999-1

Evidencing an undivided fractional interest in the Trust Estate, the property of which includes, among other things, certain Loan Assets and monies on deposit in the Collection Account.

             (This  Certificate  does not  represent  an  obligation  of,  or an interest in, the Depositor, Allegiance Capital, LLC, the Trustee or any of their respective affiliates or successors.)

                           Registered Owner:
                                             --------------------------

DELIVERY DATE:                           SERIES TERMINATION DATE: July 15, 2019
              ----- --, ----

         THIS CERTIFIES THAT the registered owner specified above is the owner of an undivided fractional interest in the Allegiance Capital Trust I (the "Trust") formed by Allegiance Funding I, LLC (the "Depositor"). The Trust was created pursuant to the Trust Agreement, dated as of August 1, 1998, among the Depositor, Manufacturers and Traders Trust Company, as Trustee (the "Trustee"), and Point West Capital Corporation, as Servicer, and the Supplement to Trust Agreement for Term Series 1999-1, dated as of September 15, 1999, among the Depositor, the Trustee and Point West Capital Corporation, as Servicer (collectively, the "Trust Agreement"). Reference is made to the Trust Agreement for a statement of the respective rights thereunder of the Depositor, the Trustee and the Holders of the Certificates, and the terms upon which the Certificates are, and are to be, authenticated and delivered. To the extent not otherwise defined herein, each capitalized term used herein has the meaning assigned to it in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as the Class C Term Certificates, Series 1999-1 having a Series Termination Date of July 15, 2019 (herein called the "Class C Certificates") issued and to be issued under the Trust Agreement. This Class C Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Class C Certificate by virtue of such Holder's acceptance hereof assents and by which such Holder is bound.

         The Holder of this Certificate is obligated to provide funds to the Depositor on each Funding Date during the Funding Period subject to the applicable terms and conditions set forth in the Transaction Documents. The Fundings made by the Holder of this Certificate to the Depositor shall be evidenced by this Certificate and the Certificateholder shall endorse on the schedule annexed hereto and made a part hereof, or elsewhere in its internal records, the date and amount of each Funding made by it to the Depositor and the amount of each payment of principal made by the Depositor with respect thereto. The Certificateholder is authorized and directed by the Depositor to endorse the schedule attached hereto or maintain such records; provided that each
                                                            --------
Certificateholder's endorsements or records shall be effective only if they are in agreement with the register maintained by the Trustee, absent manifest error in such register. The failure of the Certificateholder to make, or an error in making, a notation with respect to any Funding shall not limit or otherwise affect the obligations of the Depositor hereunder or under the Trust Agreement. The aggregate amount of all Fundings to be made by the Holder of this Certificate shall be set forth in the Term Funding Schedule.

         This Class C Certificate bears interest during each Accrual Period on the Outstanding Principal Amount hereof (as of the first day of the Accrual Period) at the Certificate Interest Rate, until and including the last day preceding the Payment Date on which the Outstanding Principal Amount hereof has been reduced to zero. Interest on the Outstanding Principal Amount hereof shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each. Interest shall be due and payable in arrears on each Payment Date. In addition, with respect to any Funding by the Class C Certificates of this Series occurring in any Accrual Period following the preceding Payment Date, the related Funding Amounts shall accrue interest from the related Funding Date through the end of the Accrual Period in which such Funding occurs at the applicable Certificate Interest Rate. In making any interest payment, if the interest calculation with respect to a Certificate shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

         The principal of this Class C Certificate shall be payable in installments ending no later than the Series Termination Date unless this Class C Certificate becomes due and payable at an earlier date by call for redemption or otherwise. All reductions in the principal amount of a Class C Certificate effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of this Class C Certificate and of any Class C Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not such payment is noted on this Class C Certificate. Each installment of principal payable on this Class C Certificate shall be in an amount equal to this Certificateholder's pro rata share of the Class C Principal Distribution Amount available to be paid in accordance with the priorities of Section 8 of the Supplement for this Series and Section 5.02 of the Trust Agreement. Subject to the terms of the Trust Agreement, the principal payable on this Class C Certificate shall be paid on each Payment Date during the term of the Trust Agreement, beginning on the Initial Payment Date. All payments of principal with respect to all of the Class C Certificates of a Series shall be made on a pro rata basis based upon the ratio that the Outstanding Principal Amount of a Class C Certificate bears to the Outstanding Principal Amount of all Class C Certificates of such Series; provided that, if
                                                               --------
as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be reduced to the nearest whole cent.

         In addition, the Certificate Prepayment Fee Amount, if any, shall be distributed on each Payment Date to the Holders of the Class C Certificates to the extent such Class is receiving a distribution of Prepaid Principal Amount on such date. All payments of Certificate Prepayment Fee Amounts with respect to the Class C Certificates shall be made prorata based upon the ratio of the Outstanding Principal Amount of this Certificate to the Outstanding Principal Amount of Class C Certificates of this Series, provided that if as a result of such proration, a portion of such payment would be less than $0.01, then such payment shall be reduce to the nearest whole cent.

         The interest and principal so payable on any Payment Date will, as provided in the Trust Agreement, be paid to the Person in whose name this Certificate is registered on the Record Date for such Payment Date, which shall be the close of business on the last day of the month prior to such Payment Date (whether or not a Business Day). The principal and interest on this Certificate are payable by wire transfer in immediately available funds to the account specified in writing to the Trustee by the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register received at least five (5) Business Days prior to the Record Date for the Payment Date (or if no such account is specified or if such wire fails, by check mailed by first-class mail to the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register at the address of such Person as it appears on the Certificate Register), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Trust Agreement, at the office or agency in the United States of America designated as such by the Depositor for such purpose pursuant to the Trust Agreement.

         The Depositor has structured the Trust Agreement and the Certificates with the intention that the Trust be treated as a partnership, with the assets of the partnership including all of the assets of the Trust Estate and the partners of the partnership being all of the Certificateholders and the Depositor. The Depositor, the Trustee, the Servicer and each Certificateholder, by acceptance of its Certificate (and any Person that is a beneficial owner of any interest in a Certificate, by virtue of such Person's acquisition of a beneficial interest therein), agree to report the transactions contemplated thereby in accordance with such stated intentions unless and until determined to the contrary by an applicable taxing authority.

         The property of the Trust Estate includes certain Loan Assets and certain other assets described in the Trust Agreement. The Class C Certificates of the 1999-1 Series and all other Series of Class C Certificates issued under the Trust Agreement are generally payable out of the Trust Estate pari passu among such Class C Certificateholders equally and ratably without prejudice, priority or distinction between any Class C Certificate by reason of time of issue or otherwise. The Class C Certificates are payable only out of the Trust Estate and do not represent recourse obligations of the Depositor, Allegiance Capital, LLC or any of their respective affiliates or successors. The Trust Agreement pursuant to which this Class C Certificate is issued also provides for the issuance of other Classes and Series of Certificates from time to time. Payments of interest on the Class C Certificates are senior to such payments on other Classes having a lower credit rating from the Rating Agency and are subordinate to payments of interest on any Classes having a higher credit rating form the Rating Agency. Payments of principal in the Class C Certificates are senior to payments of principal on other classes having a lower credit rating from the Rating Agency and are subordinate to such payments on any Class having a higher credit rating from the Rating Agency.

         Unless the Depositor exercises its Optional Termination rights, the Certificates are payable only at the time and in the manner provided in the Trust Agreement and are not redeemable or prepayable at the option of the Depositor before such time.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate may be registered on the Certificate Register of the Depositor upon surrender of this Certificate for registration of transfer at the office or agency of the Depositor in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Depositor and the Trustee and duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class C Certificates of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

         Prior to due presentment for registration of transfer of this Certificate, the Depositor, the Trustee and any agent of the Depositor or the Trustee shall treat the Person in whose name this Certificate is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Certificate be overdue, and neither the Depositor, the Trustee, nor any such agent shall be affected by notice to the contrary.

         The Holder of this Certificate, by acceptance of this Certificate, agrees that for one year and one day after it has been paid hereunder, it or any Affiliate thereof will not (without the consent of Holders holding at least 51% of all Rated Certificates, by Outstanding Principal Amount) file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Depositor.

         The Trust Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Holders of the Certificates under the Trust Agreement at any time by the Depositor, the Trustee and the Servicer without the consent of the Holders of the Certificates.

         The Certificates are issuable only in registered form without coupons in such authorized denominations as provided in the Trust Agreement and subject to certain limitations therein set forth.

         This Class C Certificate and the Trust Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

         No reference herein to the Trust Agreement and no provision of this Class C Certificate or of the Trust Agreement shall alter or impair the obligation of the Trust Estate to pay the principal of and interest on this Class C Certificate, but solely from the assets of the Trust Estate at the times, place and rate, and in the coin or currency, herein prescribed.

         IN  WITNESS  WHEREOF,   Allegiance  Funding  I,  LLC  has  caused  this
instrument to be signed, manually, by its President or a Vice President.

                                         ALLEGIANCE FUNDING I, LLC

                                       By:      Allegiance   Management  Corp.,
                                                as Manager
                                       By:
                                                ------------------------------
                                       Title:
                                                ------------------------------

                          CERTIFICATE OF AUTHENTICATION


         This  is  one  of  the   Class   C   Certificates   described   in  the
within-mentioned Trust Agreement.


Dated:
      -------------------------------------

MANUFACTURERS AND TRADERS TRUST
COMPANY, as Trustee

By:
      --------------------------------------
                  Authorized Signatory

Schedule to Class C Term Certificates, Series 1999-1

Disbursement
Date of                  Amount of                 Principal
Funding                  Funding                   Payment          Date Paid

------------------------------------------------------------------------------

                                                                     EXHIBIT D
                                                                     ---------

                        FORM OF CLASS D TERM CERTIFICATE
                        --------------------------------

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SUCH RESALE, TRANSFER, PLEDGE OR HYPOTHECATION (A) IS MADE IN ACCORDANCE WITH SECTION 2.06 OF THE TRUST AGREEMENT REFERRED TO HEREIN AND
(B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (iii) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT WHO IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. NEITHER ALLEGIANCE FUNDING I, LLC (THE "DEPOSITOR") NOR MANUFACTURERS AND TRADERS TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"), IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. IN THE EVENT THAT A TRANSFER OF A CLASS D CERTIFICATE IS TO BE MADE, THE PROSPECTIVE TRANSFEREE SHALL DELIVER AN INVESTMENT AND ASSUMPTION LETTER IN THE FORM REQUIRED UNDER THE TRUST AGREEMENT AND, IF THE TRUSTEE SO REQUESTS (IN A TRANSFER OTHER THAN UNDER RULE 144A), AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

DUE TO THE PROVISIONS FOR FUNDINGS AND FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE ON ANY PARTICULAR DATE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS CERTIFICATE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE TRUSTEE.

No. D                                                         % of Class
     ----                                                               ----

                           ALLEGIANCE CAPITAL TRUST I
                     CLASS D TERM CERTIFICATE, SERIES 1999-1

Evidencing an undivided fractional interest in the Trust Estate, the property of which includes, among other things, certain Loan Assets and monies on deposit in the Collection Account.

             (This  Certificate  does not  represent  an  obligation  of,  or an interest in, the Depositor, Allegiance Capital, LLC, the Trustee or any of their respective affiliates or successors.)

                       Registered Owner:
                                        -----------------------------

DELIVERY DATE:                            SERIES TERMINATION DATE: July 15, 2019
              ----- --, ----

         THIS CERTIFIES THAT the registered owner specified above is the owner of an undivided fractional interest in the Allegiance Capital Trust I (the "Trust") formed by Allegiance Funding I, LLC (the "Depositor"). The Trust was created pursuant to the Trust Agreement, dated as of August 1, 1998, among the Depositor, Manufacturers and Traders Trust Company, as Trustee (the "Trustee"), and Point West Capital Corporation, as Servicer, and the Supplement to Trust Agreement for Term Series 1999-1, dated as of September 15, 1999, among the Depositor, the Trustee and Point West Capital Corporation, as Servicer (collectively, the "Trust Agreement"). Reference is made to the Trust Agreement for a statement of the respective rights thereunder of the Depositor, the Trustee and the Holders of the Certificates, and the terms upon which the Certificates are, and are to be, authenticated and delivered. To the extent not otherwise defined herein, each capitalized term used herein has the meaning assigned to it in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as the Class D Term Certificates, Series 1999-1 having a Series Termination Date of July 15, 2019 (herein called the "Class D Certificates") issued and to be issued under the Trust Agreement. This Class D Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Class D Certificate by virtue of such Holder's acceptance hereof assents and by which such Holder is bound.

         The Holder of this Certificate is obligated to provide funds to the Depositor on each Funding Date during the Funding Period subject to the applicable terms and conditions set forth in the Transaction Documents. The Fundings made by the Holder of this Certificate to the Depositor shall be evidenced by this Certificate and the Certificateholder shall endorse on the schedule annexed hereto and made a part hereof, or elsewhere in its internal records, the date and amount of each Funding made by it to the Depositor and the amount of each payment of principal made by the Depositor with respect thereto. The Certificateholder is authorized and directed by the Depositor to endorse the schedule attached hereto or maintain such records; provided that each
                                                            --------
Certificateholder's endorsements or records shall be effective only if they are in agreement with the register maintained by the Trustee, absent manifest error in such register. The failure of the Certificateholder to make, or an error in making, a notation with respect to any Funding shall not limit or otherwise affect the obligations of the Depositor hereunder or under the Trust Agreement. The aggregate amount of all Fundings to be made by the Holder of this Certificate shall be set forth in the Term Funding Schedule.

         This Class D Certificate bears interest during each Accrual Period on the Outstanding Principal Amount hereof (as of the first day of the Accrual Period) at the Certificate Interest Rate, until and including the last day preceding the Payment Date on which the Outstanding Principal Amount hereof has been reduced to zero. Interest on the Outstanding Principal Amount hereof shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each. Interest shall be due and payable in arrears on each Payment Date. In addition, with respect to any Funding by the Class D Certificates of this Series occurring in any Accrual Period following the preceding Payment Date, the related Funding Amounts shall accrue interest from the related Funding Date through the end of the Accrual Period in which such Funding occurs at the applicable Certificate Interest Rate. In making any interest payment, if the interest calculation with respect to a Certificate shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

         The principal of this Class D Certificate shall be payable in installments ending no later than the Series Termination Date unless this Class D Certificate becomes due and payable at an earlier date by call for redemption or otherwise. All reductions in the principal amount of a Class D Certificate effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of this Class D Certificate and of any Class D Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not such payment is noted on this Class D Certificate. Each installment of principal payable on this Class D Certificate shall be in an amount equal to this Certificateholder's pro rata share of the Class D Principal Distribution Amount available to be paid in accordance with the priorities of Section 8 of the Supplement for this Series and Section 5.02 of the Trust Agreement. Subject to the terms of the Trust Agreement, the principal payable on this Class D Certificate shall be paid on each Payment Date during the term of the Trust Agreement, beginning on the Initial Payment Date. All payments of principal with respect to all of the Class D Certificates of a Series shall be made on a pro rata basis based upon the ratio that the Outstanding Principal Amount of a Class D Certificate bears to the Outstanding Principal Amount of all Class D Certificates of such Series; provided that, if
                                                               --------
as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be reduced to the nearest whole cent.

         In addition, the Certificate Prepayment Fee Amount, if any, shall be distributed on each Payment Date to the Holders of the Class D Certificates to the extent such Class is receiving a distribution of Prepaid Principal Amount on such date. All payments of Certificate Prepayment Fee Amounts with respect to the Class D Certificates shall be made prorata based upon the ratio of the Outstanding Principal Amount of this Certificate to the Outstanding Principal Amount of Class D Certificates of this Series, provided that if as a result of such proration, a portion of such payment would be less than $0.01, then such payment shall be reduce to the nearest whole cent.

         The interest and principal so payable on any Payment Date will, as provided in the Trust Agreement, be paid to the Person in whose name this Certificate is registered on the Record Date for such Payment Date, which shall be the close of business on the last day of the month prior to such Payment Date (whether or not a Business Day). The principal and interest on this Certificate are payable by wire transfer in immediately available funds to the account specified in writing to the Trustee by the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register received at least five (5) Business Days prior to the Record Date for the Payment Date (or if no such account is specified or if such wire fails, by check mailed by first-class mail to the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register at the address of such Person as it appears on the Certificate Register), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Trust Agreement, at the office or agency in the United States of America designated as such by the Depositor for such purpose pursuant to the Trust Agreement.

         The Depositor has structured the Trust Agreement and the Certificates with the intention that the Trust be treated as a partnership, with the assets of the partnership including all of the assets of the Trust Estate and the partners of the partnership being all of the Certificateholders and the Depositor. The Depositor, the Trustee, the Servicer and each Certificateholder, by acceptance of its Certificate (and any Person that is a beneficial owner of any interest in a Certificate, by virtue of such Person's acquisition of a beneficial interest therein), agree to report the transactions contemplated thereby in accordance with such stated intentions unless and until determined to the contrary by an applicable taxing authority.

         The property of the Trust Estate includes certain Loan Assets and certain other assets described in the Trust Agreement. The Class D Certificates of the 1999-1 Series and all other Series of Class D Certificates issued under the Trust Agreement are generally payable out of the Trust Estate pari passu among such Class D Certificateholders equally and ratably without prejudice, priority or distinction between any Class D Certificate by reason of time of issue or otherwise. The Class D Certificates are payable only out of the Trust Estate and do not represent recourse obligations of the Depositor, Allegiance Capital, LLC or any of their respective affiliates or successors. The Trust Agreement pursuant to which this Class D Certificate is issued also provides for the issuance of other Classes and Series of Certificates from time to time. Payments of interest on the Class D Certificates are senior to such payments on other Classes having a lower credit rating from the Rating Agency and are subordinate to payments of interest on any Classes having a higher credit rating form the Rating Agency. Payments of principal in the Class D Certificates are senior to payments of principal on other classes having a lower credit rating from the Rating Agency and are subordinate to such payments on any Class having a higher credit rating from the Rating Agency.

         Unless the Depositor exercises its Optional Termination rights, the Certificates are payable only at the time and in the manner provided in the Trust Agreement and are not redeemable or prepayable at the option of the Depositor before such time.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate may be registered on the Certificate Register of the Depositor upon surrender of this Certificate for registration of transfer at the office or agency of the Depositor in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Depositor and the Trustee and duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class D Certificates of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

         Prior to due presentment for registration of transfer of this Certificate, the Depositor, the Trustee and any agent of the Depositor or the Trustee shall treat the Person in whose name this Certificate is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Certificate be overdue, and neither the Depositor, the Trustee, nor any such agent shall be affected by notice to the contrary.

         The Holder of this Certificate, by acceptance of this Certificate, agrees that for one year and one day after it has been paid hereunder, it or any Affiliate thereof will not (without the consent of Holders holding at least 51% of all Rated Certificates, by Outstanding Principal Amount) file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Depositor.

         The Trust Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Holders of the Certificates under the Trust Agreement at any time by the Depositor, the Trustee and the Servicer without the consent of the Holders of the Certificates.

         The Certificates are issuable only in registered form without coupons in such authorized denominations as provided in the Trust Agreement and subject to certain limitations therein set forth.

         This Class D Certificate and the Trust Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

         No reference herein to the Trust Agreement and no provision of this Class D Certificate or of the Trust Agreement shall alter or impair the obligation of the Trust Estate to pay the principal of and interest on this Class D Certificate, but solely from the assets of the Trust Estate at the times, place and rate, and in the coin or currency, herein prescribed.

         IN  WITNESS  WHEREOF,   Allegiance  Funding  I,  LLC  has  caused  this
instrument to be signed, manually, by its President or a Vice President.

                                         ALLEGIANCE FUNDING I, LLC

                                       By:      Allegiance   Management  Corp.
                                                as Manager
                                       By:
                                                ------------------------------
                                       Title:
                                                ------------------------------

                          CERTIFICATE OF AUTHENTICATION


         This  is  one  of  the   Class   D   Certificates   described   in  the
within-mentioned Trust Agreement.


Dated:
      -------------------------------------

MANUFACTURERS AND TRADERS TRUST
COMPANY, as Trustee

By:
      --------------------------------------
                  Authorized Signatory

Schedule to Class D Term Certificates, Series 1999-1

Disbursement
Date of                  Amount of                 Principal
Funding                  Funding                   Payment          Date Paid

-------------------------------------------------------------------------------

                                                                      EXHIBIT E
                                                                      ---------

                     FORM OF CLASS E TERM CERTIFICATE
                     --------------------------------

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SUCH RESALE, TRANSFER, PLEDGE OR HYPOTHECATION (A) IS MADE IN ACCORDANCE WITH SECTION 2.06 OF THE TRUST AGREEMENT REFERRED TO HEREIN AND
(B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (iii) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT WHO IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. NEITHER ALLEGIANCE FUNDING I, LLC (THE "DEPOSITOR") NOR MANUFACTURERS AND TRADERS TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"), IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. IN THE EVENT THAT A TRANSFER OF A CLASS E CERTIFICATE IS TO BE MADE, THE PROSPECTIVE TRANSFEREE SHALL DELIVER AN INVESTMENT AND ASSUMPTION LETTER IN THE FORM REQUIRED UNDER THE TRUST AGREEMENT AND, IF THE TRUSTEE SO REQUESTS (IN A TRANSFER OTHER THAN UNDER RULE 144A), AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

DUE TO THE PROVISIONS FOR FUNDINGS AND FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE ON ANY PARTICULAR DATE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS CERTIFICATE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE TRUSTEE.

No. E                                                           % of Class
     ----                                                                  ----

                           ALLEGIANCE CAPITAL TRUST I
                     CLASS E TERM CERTIFICATE, SERIES 1999-1

Evidencing an undivided fractional interest in the Trust Estate, the property of which includes, among other things, certain Loan Assets and monies on deposit in the Collection Account.

             (This  Certificate  does not  represent  an  obligation  of,  or an interest in, the Depositor, Allegiance Capital, LLC, the Trustee or any of their respective affiliates or successors.)

                           Registered Owner:
                                            -------------------------

DELIVERY DATE:                            SERIES TERMINATION DATE: July 15, 2019
              ----- --, ----

         THIS CERTIFIES THAT the registered owner specified above is the owner of an undivided fractional interest in the Allegiance Capital Trust I (the "Trust") formed by Allegiance Funding I, LLC (the "Depositor"). The Trust was created pursuant to the Trust Agreement, dated as of August 1, 1998, among the Depositor, Manufacturers and Traders Trust Company, as Trustee (the "Trustee"), and Point West Capital Corporation, as Servicer, and the Supplement to Trust Agreement for Term Series 1999-1, dated as of September 15, 1999, among the Depositor, the Trustee and Point West Capital Corporation, as Servicer (collectively, the "Trust Agreement"). Reference is made to the Trust Agreement for a statement of the respective rights thereunder of the Depositor, the Trustee and the Holders of the Certificates, and the terms upon which the Certificates are, and are to be, authenticated and delivered. To the extent not otherwise defined herein, each capitalized term used herein has the meaning assigned to it in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as the Class E Term Certificates, Series 1999-1 having a Series Termination Date of July 15, 2019 (herein called the "Class E Certificates") issued and to be issued under the Trust Agreement. This Class E Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Class E Certificate by virtue of such Holder's acceptance hereof assents and by which such Holder is bound.

         The Holder of this Certificate is obligated to provide funds to the Depositor on each Funding Date during the Funding Period subject to the applicable terms and conditions set forth in the Transaction Documents. The Fundings made by the Holder of this Certificate to the Depositor shall be evidenced by this Certificate and the Certificateholder shall endorse on the schedule annexed hereto and made a part hereof, or elsewhere in its internal records, the date and amount of each Funding made by it to the Depositor and the amount of each payment of principal made by the Depositor with respect thereto. The Certificateholder is authorized and directed by the Depositor to endorse the schedule attached hereto or maintain such records; provided that each
                                                            --------
Certificateholder's endorsements or records shall be effective only if they are in agreement with the register maintained by the Trustee, absent manifest error in such register. The failure of the Certificateholder to make, or an error in making, a notation with respect to any Funding shall not limit or otherwise affect the obligations of the Depositor hereunder or under the Trust Agreement. The aggregate amount of all Fundings to be made by the Holder of this Certificate shall be set forth in the Term Funding Schedule.

         This Class E Certificate bears interest during each Accrual Period on the Outstanding Principal Amount hereof (as of the first day of the Accrual Period) at the Certificate Interest Rate, until and including the last day preceding the Payment Date on which the Outstanding Principal Amount hereof has been reduced to zero. Interest on the Outstanding Principal Amount hereof shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each. Interest shall be due and payable in arrears on each Payment Date. In addition, with respect to any Funding by the Class E Certificates of this Series occurring in any Accrual Period following the preceding Payment Date, the related Funding Amounts shall accrue interest from the related Funding Date through the end of the Accrual Period in which such Funding occurs at the applicable Certificate Interest Rate. In making any interest payment, if the interest calculation with respect to a Certificate shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

         The principal of this Class E Certificate shall be payable in installments ending no later than the Series Termination Date unless this Class E Certificate becomes due and payable at an earlier date by call for redemption or otherwise. All reductions in the principal amount of a Class E Certificate effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of this Class E Certificate and of any Class E Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not such payment is noted on this Class E Certificate. Each installment of principal payable on this Class E Certificate shall be in an amount equal to this Certificateholder's pro rata share of the Class E Principal Distribution Amount available to be paid in accordance with the priorities of Section 8 of the Supplement for this Series and Section 5.02 of the Trust Agreement. Subject to the terms of the Trust Agreement, the principal payable on this Class E Certificate shall be paid on each Payment Date during the term of the Trust Agreement, beginning on the Initial Payment Date. All payments of principal with respect to all of the Class E Certificates of a Series shall be made on a pro rata basis based upon the ratio that the Outstanding Principal Amount of a Class E Certificate bears to the Outstanding Principal Amount of all Class E Certificates of such Series; provided that, i
                                                               --------
as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be reduced to the nearest whole cent.

         In addition, the Certificate Prepayment Fee Amount, if any, shall be distributed on each Payment Date to the Holders of the Class E Certificates to the extent such Class is receiving a distribution of Prepaid Principal Amount on such date. All payments of Certificate Prepayment Fee Amounts with respect to the Class E Certificates shall be made prorata based upon the ratio of the Outstanding Principal Amount of this Certificate to the Outstanding Principal Amount of Class E Certificates of this Series, provided that if as a result of such proration, a portion of such payment would be less than $0.01, then such payment shall be reduce to the nearest whole cent.

         The interest and principal so payable on any Payment Date will, as provided in the Trust Agreement, be paid to the Person in whose name this Certificate is registered on the Record Date for such Payment Date, which shall be the close of business on the last day of the month prior to such Payment Date (whether or not a Business Day). The principal and interest on this Certificate are payable by wire transfer in immediately available funds to the account specified in writing to the Trustee by the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register received at least five (5) Business Days prior to the Record Date for the Payment Date (or if no such account is specified or if such wire fails, by check mailed by first-class mail to the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register at the address of such Person as it appears on the Certificate Register), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Trust Agreement, at the office or agency in the United States of America designated as such by the Depositor for such purpose pursuant to the Trust Agreement.

         The Depositor has structured the Trust Agreement and the Certificates with the intention that the Trust be treated as a partnership, with the assets of the partnership including all of the assets of the Trust Estate and the partners of the partnership being all of the Certificateholders and the Depositor. The Depositor, the Trustee, the Servicer and each Certificateholder, by acceptance of its Certificate (and any Person that is a beneficial owner of any interest in a Certificate, by virtue of such Person's acquisition of a beneficial interest therein), agree to report the transactions contemplated thereby in accordance with such stated intentions unless and until determined to the contrary by an applicable taxing authority.

         The property of the Trust Estate includes certain Loan Assets and certain other assets described in the Trust Agreement. The Class E Certificates of the 1999-1 Series and all other Series of Class E Certificates issued under the Trust Agreement are generally payable out of the Trust Estate pari passu among such Class E Certificateholders equally and ratably without prejudice, priority or distinction between any Class E Certificate by reason of time of issue or otherwise. The Class E Certificates are payable only out of the Trust Estate and do not represent recourse obligations of the Depositor, Allegiance Capital, LLC or any of their respective affiliates or successors. The Trust Agreement pursuant to which this Class E Certificate is issued also provides for the issuance of other Classes and Series of Certificates from time to time. Payments of interest on the Class E Certificates are senior to such payments on other Classes having a lower credit rating from the Rating Agency and are subordinate to payments of interest on any Classes having a higher credit rating form the Rating Agency. Payments of principal in the Class E Certificates are senior to payments of principal on other classes having a lower credit rating from the Rating Agency and are subordinate to such payments on any Class having a higher credit rating from the Rating Agency.

         Unless the Depositor exercises its Optional Termination rights, the Certificates are payable only at the time and in the manner provided in the Trust Agreement and are not redeemable or prepayable at the option of the Depositor before such time.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate may be registered on the Certificate Register of the Depositor upon surrender of this Certificate for registration of transfer at the office or agency of the Depositor in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Depositor and the Trustee and duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class E Certificates of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

         Prior to due presentment for registration of transfer of this Certificate, the Depositor, the Trustee and any agent of the Depositor or the Trustee shall treat the Person in whose name this Certificate is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Certificate be overdue, and neither the Depositor, the Trustee, nor any such agent shall be affected by notice to the contrary.

         The Holder of this Certificate, by acceptance of this Certificate, agrees that for one year and one day after it has been paid hereunder, it or any Affiliate thereof will not (without the consent of Holders holding at least 51% of all Rated Certificates, by Outstanding Principal Amount) file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Depositor.

         The Trust Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Holders of the Certificates under the Trust Agreement at any time by the Depositor, the Trustee and the Servicer without the consent of the Holders of the Certificates.

         The Certificates are issuable only in registered form without coupons in such authorized denominations as provided in the Trust Agreement and subject to certain limitations therein set forth.

    This Class E Certificate and the Trust Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

         No reference herein to the Trust Agreement and no provision of this Class E Certificate or of the Trust Agreement shall alter or impair the obligation of the Trust Estate to pay the principal of and interest on this Class E Certificate, but solely from the assets of the Trust Estate at the times, place and rate, and in the coin or currency, herein prescribed.

         IN  WITNESS  WHEREOF,   Allegiance  Funding  I,  LLC  has  caused  this
instrument to be signed, manually, by its President or a Vice President.

                                         ALLEGIANCE FUNDING I, LLC

                                       By:      Allegiance   Management  Corp.,
                                                as Manager
                                       By:
                                                ------------------------------
                                       Title:
                                                ------------------------------

                          CERTIFICATE OF AUTHENTICATION


         This  is  one  of  the   Class   E   Certificates   described   in  the
within-mentioned Trust Agreement.


Dated:
      -------------------------------------

MANUFACTURERS AND TRADERS TRUST
COMPANY, as Trustee

By:
      --------------------------------------
                  Authorized Signatory

Schedule to Class E Term Certificates, Series 1999-1

Disbursement
Date of                  Amount of                 Principal
Funding                  Funding                   Payment          Date Paid

-------------------------------------------------------------------------------

                                                                     EXHIBIT F
                                                                     ---------

                        FORM OF CLASS F TERM CERTIFICATE
                        --------------------------------

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SUCH RESALE, TRANSFER, PLEDGE OR HYPOTHECATION (A) IS MADE IN ACCORDANCE WITH SECTION 2.06 OF THE TRUST AGREEMENT REFERRED TO HEREIN AND
(B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (iii) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT WHO IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. NEITHER ALLEGIANCE FUNDING I, LLC (THE "DEPOSITOR") NOR MANUFACTURERS AND TRADERS TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"), IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. IN THE EVENT THAT A TRANSFER OF A CLASS F CERTIFICATE IS TO BE MADE, THE PROSPECTIVE TRANSFEREE SHALL DELIVER AN INVESTMENT AND ASSUMPTION LETTER IN THE FORM REQUIRED UNDER THE TRUST AGREEMENT AND, IF THE TRUSTEE SO REQUESTS (IN A TRANSFER OTHER THAN UNDER RULE 144A), AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

DUE TO THE PROVISIONS FOR FUNDINGS AND FOR THE PAYMENT OF PRINCIPAL CONTAINED HEREIN, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE ON ANY PARTICULAR DATE MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANYONE PURCHASING THIS CERTIFICATE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE TRUSTEE.

No. F                                                          % of Class
     ----                                                                ----

                           ALLEGIANCE CAPITAL TRUST I
                     CLASS F TERM CERTIFICATE, SERIES 1999-1

Evidencing an undivided fractional interest in the Trust Estate, the property of which includes, among other things, certain Loan Assets and monies on deposit in the Collection Account.

             (This  Certificate  does not  represent  an  obligation  of,  or an interest in, the Depositor, Allegiance Capital, LLC, the Trustee or any of their respective affiliates or successors.)

                    Registered Owner:
                                     --------------------------

DELIVERY DATE:                           SERIES TERMINATION DATE: July 15, 2019
              ----- --, ----

         THIS CERTIFIES THAT the registered owner specified above is the owner of an undivided fractional interest in the Allegiance Capital Trust I (the "Trust") formed by Allegiance Funding I, LLC (the "Depositor"). The Trust was created pursuant to the Trust Agreement, dated as of August 1, 1998, among the Depositor, Manufacturers and Traders Trust Company, as Trustee (the "Trustee"), and Point West Capital Corporation, as Servicer, and the Supplement to Trust Agreement for Term Series 1999-1, dated as of September 15, 1999, among the Depositor, the Trustee and Point West Capital Corporation, as Servicer (collectively, the "Trust Agreement"). Reference is made to the Trust Agreement for a statement of the respective rights thereunder of the Depositor, the Trustee and the Holders of the Certificates, and the terms upon which the Certificates are, and are to be, authenticated and delivered. To the extent not otherwise defined herein, each capitalized term used herein has the meaning assigned to it in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as the Class F Term Certificates, Series 1999-1 having a Series Termination Date of July 15, 2019 (herein called the "Class F Certificates") issued and to be issued under the Trust Agreement. This Class F Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Class F Certificate by virtue of such Holder's acceptance hereof assents and by which such Holder is bound.

         The Holder of this Certificate is obligated to provide funds to the Depositor on each Funding Date during the Funding Period subject to the applicable terms and conditions set forth in the Transaction Documents. The Fundings made by the Holder of this Certificate to the Depositor shall be evidenced by this Certificate and the Certificateholder shall endorse on the schedule annexed hereto and made a part hereof, or elsewhere in its internal records, the date and amount of each Funding made by it to the Depositor and the amount of each payment of principal made by the Depositor with respect thereto. The Certificateholder is authorized and directed by the Depositor to endorse the
schedule   attached  hereto  or  maintain  such  records;   provided  that  eac
                                                            --------
Certificateholder's endorsements or records shall be effective only if they are in agreement with the register maintained by the Trustee, absent manifest error in such register. The failure of the Certificateholder to make, or an error in making, a notation with respect to any Funding shall not limit or otherwise affect the obligations of the Depositor hereunder or under the Trust Agreement. The aggregate amount of all Fundings to be made by the Holder of this Certificate shall be set forth in the Term Funding Schedule.

         This Class F Certificate bears interest during each Accrual Period on the Outstanding Principal Amount hereof (as of the first day of the Accrual Period) at the Certificate Interest Rate, until and including the last day preceding the Payment Date on which the Outstanding Principal Amount hereof has been reduced to zero. Interest on the Outstanding Principal Amount hereof shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each. Interest shall be due and payable in arrears on each Payment Date. In addition, with respect to any Funding by the Class F Certificates of this Series occurring in any Accrual Period following the preceding Payment Date, the related Funding Amounts shall accrue interest from the related Funding Date through the end of the Accrual Period in which such Funding occurs at the applicable Certificate Interest Rate. In making any interest payment, if the interest calculation with respect to a Certificate shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

         The principal of this Class F Certificate shall be payable in installments ending no later than the Series Termination Date unless this Class F Certificate becomes due and payable at an earlier date by call for redemption or otherwise. All reductions in the principal amount of a Class F Certificate effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of this Class F Certificate and of any Class F Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not such payment is noted on this Class F Certificate. Each installment of principal payable on this Class F Certificate shall be in an amount equal to this Certificateholder's pro rata share of the Class F Principal Distribution Amount available to be paid in accordance with the priorities of Section 8 of the Supplement for this Series and Section 5.02 of the Trust Agreement. Subject to the terms of the Trust Agreement, the principal payable on this Class F Certificate shall be paid on each Payment Date during the term of the Trust Agreement, beginning on the Initial Payment Date. All payments of principal with respect to all of the Class F Certificates of a Series shall be made on a pro rata basis based upon the ratio that the Outstanding Principal Amount of a Class F Certificate bears to the Outstanding Principal Amount of all Class F Certificates of such Series; provided that, if
                                                               --------
as a result of such proration a portion of such principal would be less than $0.01, then such payment shall be reduced to the nearest whole cent.

         In addition, the Certificate Prepayment Fee Amount, if any, shall be distributed on each Payment Date to the Holders of the Class F Certificates to the extent such Class is receiving a distribution of Prepaid Principal Amount on such date. All payments of Certificate Prepayment Fee Amounts with respect to the Class F Certificates shall be made prorata based upon the ratio of the Outstanding Principal Amount of this Certificate to the Outstanding Principal Amount of Class F Certificates of this Series, provided that if as a result of such proration, a portion of such payment would be less than $0.01, then such payment shall be reduce to the nearest whole cent. Certain amounts released from the Reserve Account are also payable to the Holders of the Class F Certificates, generally to the extent of funds deposited therein that would otherwise have been distributed to such Holders.

         The interest and principal so payable on any Payment Date will, as provided in the Trust Agreement, be paid to the Person in whose name this Certificate is registered on the Record Date for such Payment Date, which shall be the close of business on the last day of the month prior to such Payment Date (whether or not a Business Day). The principal and interest on this Certificate are payable by wire transfer in immediately available funds to the account specified in writing to the Trustee by the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register received at least five (5) Business Days prior to the Record Date for the Payment Date (or if no such account is specified or if such wire fails, by check mailed by first-class mail to the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register at the address of such Person as it appears on the Certificate Register), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Trust Agreement, at the office or agency in the United States of America designated as such by the Depositor for such purpose pursuant to the Trust Agreement.

         The Depositor has structured the Trust Agreement and the Certificates with the intention that the Trust be treated as a partnership, with the assets of the partnership including all of the assets of the Trust Estate and the partners of the partnership being all of the Certificateholders and the Depositor. The Depositor, the Trustee, the Servicer and each Certificateholder, by acceptance of its Certificate (and any Person that is a beneficial owner of any interest in a Certificate, by virtue of such Person's acquisition of a beneficial interest therein), agree to report the transactions contemplated thereby in accordance with such stated intentions unless and until determined to the contrary by an applicable taxing authority.

         The property of the Trust Estate includes certain Loan Assets and certain other assets described in the Trust Agreement. The Class F Certificates of the 1999-1 Series and all other Series of Class F Certificates issued under the Trust Agreement are generally payable out of the Trust Estate pari passu among such Class F Certificateholders equally and ratably without prejudice, priority or distinction between any Class F Certificate by reason of time of issue or otherwise. The Class F Certificates are payable only out of the Trust Estate and do not represent recourse obligations of the Depositor, Allegiance Capital, LLC or any of their respective affiliates or successors. The Trust Agreement pursuant to which this Class F Certificate is issued also provides for the issuance of other Classes and Series of Certificates from time to time. Payments of interest on the Class F Certificates are senior to such payments on other Classes having a lower credit rating from the Rating Agency and are subordinate to payments of interest on any Classes having a higher credit rating form the Rating Agency and to deposits to maintain the Reserve Account Required Balance. Payments of principal in the Class F Certificates are senior to payments of principal on other classes having a lower credit rating from the Rating Agency and are subordinate to such payments on any Class having a higher credit rating from the Rating Agency.

         Unless the Depositor exercises its Optional Termination rights, the Certificates are payable only at the time and in the manner provided in the Trust Agreement and are not redeemable or prepayable at the option of the Depositor before such time.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate may be registered on the Certificate Register of the Depositor upon surrender of this Certificate for registration of transfer at the office or agency of the Depositor in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Depositor and the Trustee and duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class F Certificates of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees; provided that so long as any Rated Certificates are Outstanding, the Depositor shall maintain legal and beneficial ownership of at least 51% of the Outstanding Principal Amount of the Class F Certificates, unless otherwise agreed to in writing by the Controlling Holders.

         Prior to due presentment for registration of transfer of this Certificate, the Depositor, the Trustee and any agent of the Depositor or the Trustee shall treat the Person in whose name this Certificate is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Certificate be overdue, and neither the Depositor, the Trustee, nor any such agent shall be affected by notice to the contrary.

         The Holder of this Certificate, by acceptance of this Certificate, agrees that for one year and one day after it has been paid hereunder, it or any Affiliate thereof will not (without the consent of Holders holding at least 51% of all Rated Certificates, by Outstanding Principal Amount) file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Depositor.

         The Trust Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Holders of the Certificates under the Trust Agreement at any time by the Depositor, the Trustee and the Servicer without the consent of the Holders of the Certificates.

         The Certificates are issuable only in registered form without coupons in such authorized denominations as provided in the Trust Agreement and subject to certain limitations therein set forth.

         This Class F Certificate and the Trust Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

         No reference herein to the Trust Agreement and no provision of this Class F Certificate or of the Trust Agreement shall alter or impair the obligation of the Trust Estate to pay the principal of and interest on this Class F Certificate, but solely from the assets of the Trust Estate at the times, place and rate, and in the coin or currency, herein prescribed.

         IN  WITNESS  WHEREOF,   Allegiance  Funding  I,  LLC  has  caused  this
instrument to be signed, manually, by its President or a Vice President.

                                         ALLEGIANCE FUNDING I, LLC

                                       By:      Allegiance   Management  Corp.,
                                                as Manager
                                       By:
                                                ------------------------------
                                       Title:
                                                ------------------------------

                          CERTIFICATE OF AUTHENTICATION


         This  is  one  of  the   Class   F   Certificates   described   in  the
within-mentioned Trust Agreement.


Dated:
      -------------------------------------

MANUFACTURERS AND TRADERS TRUST
COMPANY, as Trustee

By:
      --------------------------------------
                  Authorized Signatory

Schedule to Class F Term Certificates, Series 1999-1

Disbursement
Date of                  Amount of                 Principal
Funding                  Funding                   Payment          Date Paid

-------------------------------------------------------------------------------

                                                                      EXHIBIT G
                                                                      ---------

                        FORM OF CLASS R TERM CERTIFICATE
                        --------------------------------

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS IN RELIANCE ON EXEMPTIONS PROVIDED BY THE SECURITIES ACT AND SUCH STATE SECURITIES LAWS. THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SUCH RESALE, TRANSFER, PLEDGE OR HYPOTHECATION (A) IS MADE IN ACCORDANCE WITH SECTION 2.06 OF THE TRUST AGREEMENT REFERRED TO HEREIN AND
(B) IS MADE (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (ii) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (iii) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT WHO IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A. NEITHER ALLEGIANCE FUNDING I, LLC (THE "DEPOSITOR") NOR MANUFACTURERS AND TRADERS TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"), IS OBLIGATED TO REGISTER THE CERTIFICATES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS. IN THE EVENT THAT A TRANSFER OF A CLASS R CERTIFICATE IS TO BE MADE, THE PROSPECTIVE TRANSFEREE SHALL DELIVER AN INVESTMENT AND ASSUMPTION LETTER IN THE FORM REQUIRED UNDER THE TRUST AGREEMENT AND, IF THE TRUSTEE SO REQUESTS (IN A TRANSFER OTHER THAN UNDER RULE 144A), AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

No. R                                                          % of Class
     ----                                                                ----

                           ALLEGIANCE CAPITAL TRUST I
                     CLASS R TERM CERTIFICATE, SERIES 1999-1

Evidencing an undivided fractional interest in the Trust Estate, the property of which includes, among other things, certain Loan Assets and monies on deposit in the Collection Account.

             (This  Certificate  does not  represent  an  obligation  of,  or an interest in, the Depositor, Allegiance Capital, LLC, the Trustee or any of their respective affiliates or successors.)



                           Registered Owner:
                                             --------------------------
                                      G-1

DELIVERY DATE:                            SERIES TERMINATION DATE: July 15, 2019
              ----- --, ----

         THIS CERTIFIES THAT the registered owner specified above is the owner of an undivided fractional interest in the Allegiance Capital Trust I (the "Trust") formed by Allegiance Funding I, LLC (the "Depositor"). The Trust was created pursuant to the Trust Agreement, dated as of August 1, 1998, among the Depositor, Manufacturers and Traders Trust Company, as Trustee (the "Trustee"), and Point West Capital Corporation, as Servicer, and the Supplement to Trust Agreement for Term Series 1999-1, dated as of September 15, 1999, among the Depositor, the Trustee and Point West Capital Corporation, as Servicer (collectively, the "Trust Agreement"). Reference is made to the Trust Agreement for a statement of the respective rights thereunder of the Depositor, the Trustee and the Holders of the Certificates, and the terms upon which the Certificates are, and are to be, authenticated and delivered. To the extent not otherwise defined herein, each capitalized term used herein has the meaning assigned to it in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as the Class R Term Certificates, Series 1999-1 having a Series Termination Date of July 15, 2019 (herein called the "Class R Certificates") issued and to be issued under the Trust Agreement. This Class R Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Class R Certificate by virtue of such Holder's acceptance hereof assents and by which such Holder is bound.

         The Certificateholder shall endorse on the schedule annexed hereto and made a part hereof, or elsewhere in its internal records, the date and amount of each payment made by the Depositor with respect to this Certificate. The Certificateholder is authorized and directed by the Depositor to endorse the
schedule   attached  hereto  or  maintain  such  records;   provided  that  eac
                                                            --------
Certificateholder's endorsements or records shall be effective only if they are in agreement with the register maintained by the Trustee, absent manifest error in such register. The failure of the Certificateholder to make, or an error in making, a notation with respect to any payment shall not limit or otherwise affect the obligations of the Depositor hereunder or under the Trust Agreement.

         Class R Certificateholders are entitled to receive certain distributions from the Series Distributable Amount, certain amounts released from the Reserve Account and certain Prepayment Fee Collections, as further provided in the Trust Agreement and related supplement. Amounts distributable with respect to Class R Certificates shall be payable only to the extent of amounts available in accordance with, and to the extent of, the priorities for payment of Class R Certificates set forth in Section 8 of the Supplement for this Series and Sections 5.01 and 5.03 of the Trust Agreement, in installments ending no later than the Series Termination Date unless the Class R Certificates becomes due and payable at an earlier date by call for redemption or otherwise. All distributions made on any such Payment Date shall be binding upon all future Holders of this Class R Certificate and of any Class R Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not such payment is noted on this Class R Certificate. All payments with respect to all of the Class R Certificates of a Series shall be made on a pro rata basis based upon the percentage interest specified on the face hereof; provided that, if as a result of such proration a portion of such payment woul
--------
be less than $0.01, then such payment shall be reduced to the nearest whole cent.

         All amounts payable with respect to this Class R Certificate on any Payment Date will, as provided in the Trust Agreement, be paid to the Person in whose name this Certificate is registered on the Record Date for such Payment Date, which shall be the close of business on the last day of the month prior to such Payment Date (whether or not a Business Day). Such amounts are payable by wire transfer in immediately available funds to the account specified in writing to the Trustee by the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register received at least five (5) Business Days prior to the Record Date for the Payment Date (or if no such account is specified or if such wire fails, by check mailed by first-class mail to the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register at the address of such Person as it appears on the Certificate Register), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Funds represented by checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Trust Agreement, at the office or agency in the United States of America designated as such by the Depositor for such purpose pursuant to the Trust Agreement.

         The Depositor has structured the Trust Agreement and the Certificates with the intention that the Trust be treated as a partnership, with the assets of the partnership including all of the assets of the Trust Estate and the partners of the partnership being all of the Certificateholders and the Depositor. The Depositor, the Trustee, the Servicer and each Certificateholder, by acceptance of its Certificate (and any Person that is a beneficial owner of any interest in a Certificate, by virtue of such Person's acquisition of a beneficial interest therein), agree to report the transactions contemplated thereby in accordance with such stated intentions unless and until determined to the contrary by an applicable taxing authority.

         The property of the Trust Estate includes certain Loan Assets and certain other assets described in the Trust Agreement. The Class R Certificates of the 1999-1 Series and all other Series of Class R Certificates issued under the Trust Agreement are generally payable out of the Trust Estate pari passu among such Class R Certificateholders equally and ratably without prejudice, priority or distinction between any Class R Certificate by reason of time of issue or otherwise. The Class R Certificates are payable only out of the Trust Estate and do not represent recourse obligations of the Depositor, Allegiance Capital, LLC or any of their respective affiliates or successors. The Trust Agreement pursuant to which this Class R Certificate is issued also provides for the issuance of other Classes and Series of Certificates from time to time. Payments on the Class R Certificates are generally subordinated to payments on all other Classes of Certificates.

         Unless the Depositor exercises its Optional Termination rights, the Certificates are payable only at the time and in the manner provided in the Trust Agreement and are not redeemable or prepayable at the option of the Depositor before such time.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate may be registered on the Certificate Register of the Depositor upon surrender of this Certificate for registration of transfer at the office or agency of the Depositor in the United States of America maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Depositor and the Trustee and duly executed by the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Class R Certificates of authorized denominations and for the same initial aggregate principal amount will be issued to the designated transferees.

         Prior to due presentment for registration of transfer of this Certificate, the Depositor, the Trustee and any agent of the Depositor or the Trustee shall treat the Person in whose name this Certificate is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Certificate be overdue, and neither the Depositor, the Trustee, nor any such agent shall be affected by notice to the contrary.

         The Holder of this Certificate, by acceptance of this Certificate, agrees that for one year and one day after it has been paid hereunder, it or any Affiliate thereof will not (without the consent of Holders holding at least 51% of all Rated Certificates, by Outstanding Principal Amount) file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Depositor.

         The Trust Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Holders of the Certificates under the Trust Agreement at any time by the Depositor, the Trustee and the Servicer without the consent of the Holders of the Certificates.

         The Certificates are issuable only in registered form without coupons in such authorized denominations as provided in the Trust Agreement and subject to certain limitations therein set forth.

         This Class R Certificate and the Trust Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of laws principles.

         No reference herein to the Trust Agreement and no provision of this Class R Certificate or of the Trust Agreement shall alter or impair the obligation of the Trust Estate to pay amounts due on this Class R Certificate, but solely from the assets of the Trust Estate at the times, place and rate, and in the coin or currency, herein prescribed.

         IN  WITNESS  WHEREOF,   Allegiance  Funding  I,  LLC  has  caused  this
instrument to be signed, manually, by its President or a Vice President.

                                         ALLEGIANCE FUNDING I, LLC

                                       By:      Allegiance   Management  Corp.,
                                                as Manager
                                       By:
                                                ------------------------------
                                       Title:
                                                ------------------------------

                          CERTIFICATE OF AUTHENTICATION


         This  is  one  of  the   Class   R   Certificates   described   in  the
within-mentioned Trust Agreement.


Dated:
      -------------------------------------

MANUFACTURERS AND TRADERS TRUST
COMPANY, as Trustee

By:
      --------------------------------------
                  Authorized Signatory

Schedule to Class R Term Certificates, Series 1999-1

Disbursement
Date of                  Amount of                 Principal
Funding                  Funding                   Payment          Date Paid

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